                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (no. 333-42437) of SpectruMedix Corporation of our report dated July 9, 1999, relating to the financial statements, which appears in this Form 10-KSB.


                                         /s/ PricewaterhouseCoopers LLP


New York, New York
July 12, 2000